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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 2001


                            Janex International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


    Colorado                         0-17927                    84-1034251
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 (State or Other                   (Commission               (I.R.S. Employer
  Jurisdiction                     File Number)             Identification No.)
of Incorporation)


    1609 Fourth Street, Berkley, CA                      94710-1708
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(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code      (510) 524-7400
                                                   ----------------------------
2999 N. 44th Street, Suite 225, Phoenix, AZ                            85018
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(Former Name or Former Address, If Changed Since Last Report)



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ITEM 2.  ACQUISITION OF ASSETS

         On February 15, 2001, the Registrant, through its wholly-owned subsidiary ("Newco"), acquired the DaMert Company, a California corporation ("DaMert"), from Gail Patton DaMert, Fred DaMert and Lynne MacDonald (the stockholders of DaMert), by virtue of DaMert merging with and into Newco ("Merger"). The assets of DaMert consist of, among other things, cash, accounts receivable, physical inventory, furniture and fixtures, and customer lists.

         The Merger consideration paid by the Registrant consisted of the following: (i) the issuance of 2,000,000 shares of the Registrant's common stock; (ii) the issuance of a promissory note in the approximate amount of $129,000 to an officer of DaMert (in replacement of a note in the same amount owed by DaMert to such officer); (iii) the issuance of an aggregate of 3,000,000 shares of common stock to Amresco Financial I, L.P. ("Amresco") (a creditor of DaMert), of which 1,500,000 shares were issued at the Closing of the Merger and the remaining 1,500,000 shares are issuable by June 15, 2001; $220,000 in cash was paid (at or before the Closing) to Amresco in satisfaction of certain indebtedness of DaMert; and a promissory note, personally guaranteed by Vincent Goett, the Registrant's Chairman, in the principal amount of $1,300,000 was issued to Amresco (the note is payable as follows: $180,000 on April 15, 2001; $400,000 on May 15, 2001; and the
remaining $720,000 is payable beginning August 15, 2001 in five equal quarterly installments of $116,667 and one final quarterly installment of $136,666). In addition, the Registrant issued options to purchase an aggregate of 1,000,000 shares of the Registrant's common stock, at a price of $.001 per share, to Fred and Gail DaMert (who are employees of Newco).

         The $1,300,000 note issued to Amresco was personally guaranteed by Vincent Goett, the Registrant's Chairman. The $220,000 paid to Amresco by the Registrant at the closing of the Merger was loaned to the Registrant by Palmilla Ventures Limited Partnership, a limited partnership controlled by Vincent Goett, the Registrant's Chairman.

         The determination of the amount of consideration paid by the Registrant in connection with the Merger was the result of arm's-length negotiations between the Registrant and DaMert, based upon the Registrant and DaMert's evaluation of the fair market value of the acquired assets. The amount paid to Amresco was based on arms-length negotiations between the Registrant and Amresco.

         The physical assets acquired by the Registrant were used by DaMert in connection with its specialty toy product business, which includes the design, manufacture and distribution of such products. The Registrant intends to continue such use of the physical assets acquired.

         Prior to the Merger, there was no material relationship between the Registrant, and its affiliates, on the one hand, and DaMert, and its affiliates, on the other hand.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable at this time for the Registrant to file the required financial statements with respect to the business acquisition described in Item 2 of this Form 8-K. The required financial statements will be filed not later than sixty (60) days from the date this report is filed.



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    (b)  Exhibit.
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             Exhibit No.      Description of Exhibit

                      2       Amended and Restated Agreement and Plan of Merger


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Janex International, Inc.
                                                 ------------------------------
                                                 (Registrant)


Date:  March 1, 2001                             /s/Daniel Lesnick
                                                 ------------------------------
                                                 Daniel Lesnick
                                                 (President)






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                                  EXHIBIT INDEX

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT

            2               Amended and Restated Agreement and Plan of
                            Merger











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